UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, Wisconsin 53202

(Address of principal executive offices) (Zip code)

Christopher E. Kashmerick

Trust for Advised Portfolios

2020 East Financial Way, Suite 100

Glendora, CA 91741

(Name and address of agent for service)

(626) 914-7385

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Item 1. Reports to Stockholders.

Semi-Annual Report

June 30, 2020

Miller Opportunity Trust

Class A  LGOAX

Class C  LMOPX

Class FI  LMOFX

Class R  LMORX

Class I  LMNOX

Class IS  MVISX

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, the Miller Opportunity Trust will send a notice, either by mail or e-mail, each time an updated report is available on the Fund's website (www.millervaluefunds.com). Investors enrolled in electronic delivery will receive the notices by e-mail, with links to the updated report and will not need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notices in the mail.

All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge. Contact your financial intermediary to make this election, or direct investors can call 1-888-593-5110.

Table of contents

Miller Opportunity Trust
Manager commentary	1
Fund at a glance	12
Fund expenses	13
Schedule of investments	15
Statement of assets and liabilities	18
Statement of operations	20
Statements of changes in net assets	21
Financial highlights	22
Notes to financial statements	28
Additional information	41
Privacy notice	42
Directory of funds' service providers	Back Cover

Miller Opportunity Trust 2020 Semi-Annual Report

Miller Opportunity Trust manager commentary (unaudited)

"Darling I don't know why I go to extremes
Too high or too low there ain't no in-betweens
And if I stand or I fall
It's all or nothing at all
Darling I don't know why I go to extremes
Sometimes I'm tired, sometimes I'm shot
Sometimes I don't know how much more I've got
Maybe I'm headed over the hill
Maybe I've set myself up for the kill
Tell me how much do you think you can take
Until the heart in you is starting to break?
Sometimes it feels like it will"
— "I Go to Extremes", Billy Joel

"It was the best of times, it was the worst of times..." The Miller Opportunity Trust — Class I returned -9.88% versus the S&P 500's -3.08% return for the six-month period ending June 30, 2020, although the Fund pulled back ahead of the market in August for the full year-to-date period. The period was characterized by a unique set of challenges in the form of a global pandemic. The market's swift drop presented what Bill Miller called on CNBC on March 18th "the fifth best buying opportunity of his lifetime." The subsequent rebound amidst the economic uncertainty left many investors scratching their heads. Extreme as this period in time is in reality, our management of the Fund through it has been not extreme at all.

The first quarter of 2020 brought disastrous news of a global pandemic causing stocks, including ours, to suffer immensely. Through the market's peak on February 19th, things looked okay. The S&P 500 and the Miller Opportunity Trust were both up mid-single digits for the year. Then the world awakened, albeit too slowly, to the growing health risks from a novel coronavirus, which causes a disease subsequently labeled COVID-19. Political leaders around the globe attempted to slow the virus's exponential growth by limiting citizens' normal activities bringing economic activity to the most sudden halt ever experienced. And while leaders reacted too slowly, the market did the opposite. The S&P 500 plummeted 10%, then 20%, and finally 30% faster than any time in history. It ultimately lost 35% from peak to trough and ended the quarter down 20%. Opportunity, given its positioning in economically sensitive areas, fared worse, declining 38.95% for the quarter. That loss ranks nearly the worst in the history of the Fund. Only in the fourth quarter of 2008 did the Fund decline more. On a relative performance basis, only the third quarter of 2011 was slightly worse.

Miller Opportunity Trust 2020 Semi-Annual Report

Miller Opportunity Trust manager commentary (unaudited) (cont'd)

The second quarter of 2020 proved to be the very best quarter of performance in the history of the Miller Opportunity Trust (Class I returned +47.61%). We've come nearly full circle this year, although we still have some ground to make up. Significant drawdowns have historically been great buying opportunities. Poor returns often lead to better performance because mean reversion is a real thing in markets. Market values tend to move much more than underlying business values. But the reversal rarely happens so quickly and intensely.

Average Annual Total Returns and Expenses (%) — as of 6/30/20201

	Without Sales Charges
	6 Mo2	1 Yr	3 Yr	5 Yr	10 Yr	Inception[3]	Inception Date
Class A	-9.98	4.84	4.51	4.80	11.58	15.94	2/3/2009
Class C	-10.32	4.06	3.72	4.03	10.72	5.71	12/30/1999
Class FI	-10.02	4.82	4.45	4.76	11.52	5.46	2/13/2004
Class R	-10.10	4.60	4.22	4.49	11.17	3.89	12/28/2006
Class I	-9.88	5.15	4.78	5.09	11.89	6.73	6/26/2000
Class IS	-9.87	5.22	—	—	—	-6.31	8/22/2018
S&P 500	-3.08	7.51	10.73	10.73	13.99	5.76	—
	With Max Sales Charges
	6 Mo	1 Yr	3 Yr	5 Yr	10 Yr	Inception
Class A	-15.16	-1.18	2.47	3.57	10.92	15.34	2/3/2009
Class C	-11.22	3.06	3.72	4.03	10.72	5.71	12/30/1999

1  Performance greater than one year is annualized.

2  Performance for the 6 months period ending 6/30/2020 (not annualized).

3  S&P 500 since inception return from 12/30/99, the Fund's oldest share classes.

Gross (Net) Expenses (%): Class A 1.49 (1.49); Class C 2.23 (2.23); Class FI 1.55 (1.55); Class I 1.25 (1.22), Class R 1.77 (1.77) and Class IS 1.15 (1.15). Miller Value Partners, LLC (the "Adviser") has agreed to waive fees and/or reimburse operating expenses (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2021, so that such annual operating expenses will not exceed 0.88%. Separately, with respect to Class I only, the Adviser has agreed to waive fees and/or reimburse operating expenses such that the previously described annual operating expenses, plus intermediary servicing fees and other class-specific expenses, will not exceed 0.93%. Net expense ratios are current to the most recent prospectus dated 4/30/20 and are applicable to investors.

Performance shown represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than the original cost. Class A shares have a maximum front-end sales charge of 5.75%. Class C shares have a one-year contingent deferred sales charge (CDSC) of 1.0%. If sales charges were included, performance shown would be lower. Total returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Total return figures are based on the NAV per share applied to shareholder subscriptions and redemptions, which may differ from the NAV per share disclosed in Fund shareholder reports. Performance would have been lower if fees had not been waived in various periods. YTD is calculated from January 1 of the reporting year. All classes of shares may not be available to all investors or through all distribution channels. For the most recent month-end information, please call 888-593-5110.

Miller Opportunity Trust 2020 Semi-Annual Report

While I'm glad it did, these extreme market moves leave lasting wounds, both psychologically and financially. A few weeks ago, the WSJ ran an article about the large number of investors who moved to cash during February and March. The article noted that those who did the same during the 2009 financial crisis often never got back in and missed the entire decade-long bull market. This time around, the S&P 500 has already recouped all of March's losses, and 82% of total losses.1 When will those sellers re-enter?

In markets as elsewhere, sins of omission (not investing) can cost you as much as sins of commission (buying/selling at the wrong time), but worst of all is when you compound your error by doing both (selling at the wrong time and then never getting back in). Buying or selling systematically (a little every month) makes the most sense and avoids trying fruitlessly to time the market. During tumultuous times, being disciplined about adhering to your investment philosophy helps you avoid expensive mistakes, and also helps keep you sane! Here's a reminder of our beliefs.

Markets are complex adaptive systems, always evolving. A mix of art and science. Markets are pragmatically efficient, meaning they are very difficult to beat because they reflect all available information at any given time. Given how "adaptive" they are, change is a defining feature of the system. This means there aren't many "defining truths" or constants. But a few features have withstood the test of time. We always come back to these principles.

First, the value of any investment is the present value of the future free cash flow. Most things you encounter in investing are opinions (GAAP accounting, research reports, predictions), but cash flow is fact. You can spend and invest cash, which is why it's deemed king. The entire premise of investing involves giving up cash today in exchange for greater amounts of cash in the future. That cash can come from the income an investment generates or from what a willing buyer will pay you for that asset in the future. But cash is the name of the game.

While the concept might seem abstract at the market level, it's quite clear at the company level. This is one reason we aim to think like owners of entire businesses. Companies generate cash, or are expected to, in the future. As owners, we are entitled to a share of that cash. If a crystal ball could tell me only a single thing about every company's future prospects, I would certainly choose to know the cash flows each would generate far into the future. While opinions and narratives surely influence market prices, cash flow ultimately drives business values. With perfect cash foresight and a sufficiently long time horizon, anyone could do quite well.

1  As of July 6, 2020

Miller Opportunity Trust 2020 Semi-Annual Report

Miller Opportunity Trust manager commentary (unaudited) (cont'd)

This brings me to the second constant in markets: they reflect long-term business prospects. There's great confusion around this point as critics constantly bemoan the market for being short-term oriented. While many participants in markets do exhibit short-term behavioral tendencies (e.g., companies' managements sacrifice long-term economics for short-term earnings per share and investors hold stocks for well less than a year), the market decidedly does not.

Over its entire history, the S&P 500's price-to-earnings multiple has averaged 17.2x2, which means only roughly 5.8% (1/17.2) of the market value reflects current year prospects. Data on market earnings are most readily available, but you can guess from my former comments that cash flow numbers would be more useful. Regardless, the conclusion remains the same. The market places the greatest emphasis on the future prospects of businesses rather than what's going on today.

Pop quiz: If some event were to wipe out one year of market earnings/cash flow, roughly how much would you expect the market to sell off? Ding, ding ding: The answer rounds to 6%. Guess how much the S&P 500 is off its highs as I write this?3 The answer rounds to 6%! So the market is telling us that the pandemic will cause a loss of roughly 12 months of earnings/cash flow. The National Bureau of Economic Research said a recession started in February 2020. The US Government's "Operation Warp Speed" aims for 300M doses of vaccine (almost covers the US population) by January 2021. That might be too optimistic, but first half of 2021 seems reasonable. So that's roughly 12 months (or a little more) of malaise before a normalization. Obviously, the pandemic hasn't entirely wiped out earnings even during this period, and it will take additional time beyond a vaccine to heal. But overall, it still seems logical. You might hear pundits screaming about how unjustified current market prices are relative to the economy, the math suggests quite the opposite.

The market believes the pandemic's impact will be similar to a natural disaster: severe but temporary, with nearly a full recovery once the risk has passed. Fiscal and monetary stimulus are big reasons why this is the case, but that doesn't make it any less true or "real." The market can always be wrong, and it will adapt to new information as it comes out. But whenever you hear commentators obsessing about how markets don't make sense, it's likely the commentator who's missing something, not the market.

The other reason focusing on the long term is important: It's easier to make money over the long term than the short term. The market has historically risen on a little over half of days, 62% of months, 68% of quarters and 73% of years. On

2  Source: www.macrotrends.net. Dates: Dec 1927 — Dec 2019

3  As of July 9, 2020

Miller Opportunity Trust 2020 Semi-Annual Report

a rolling 5-year basis, its posted gains 88% of the time and for rolling 10-year periods, you've made money 93% of the time.

If you can remain invested over the long term, short-term market gyrations provide opportunities rather than dangers. This is why the wise father of value investing, Benjamin Graham, said: "Price fluctuations have only one significant meaning — an opportunity to buy wisely when prices fall sharply and to sell wisely when they advance a great deal. (The) investor who permits himself to be stampeded or unduly worried by unjustified market declines in his holdings is perversely transforming his basic advantage into a basic disadvantage."

If used wisely, volatility can help you make money by giving you the chance to buy low during market weakness and sell high during market strength. Just this year, the S&P 500 posted the fastest 35% decline in the history of markets and the largest quarterly gain (20%) in the last 20 years. For many structural reasons, volatility seems likely to stick around.

You can try to avoid it, but it will cost you dearly. Cash yields zero, and 10-year government bonds yield 0.6% in the US and even less in Europe and Japan. People pay high fees for absolute return strategies designed to deliver consistent returns with low volatility. But really, they pay a lot for a little. The weighted Hedge Fund Research Index (HFRI) gained 3.4% per year over the past decade severely lagging the S&P 500's 13.1% annual gain4. If you invested $1M in the HFRI 10 years ago, you'd have $1.4M. If you'd invested in the market, on the other hand, you'd have $3.4M! So enduring a little market volatility would have made you more than twice as rich! That speaks volumes to how volatility phobic folks are. In my view, you are paid handsomely to assume the "risk" of volatility, especially relative to the alternatives. That's why we say: volatility is the price you pay for returns in this market.

There are many reasons why people focus more on the short term and tend to sell into weakness, both institutionally and individually. At the institutional level, there's an imperative to manage risk. Entire structures (consisting of groups of people, which by their very definition are conventional) exist to ensure long-term objectives are met. Any negative deviance presents a risk so the negative consequences for losing money are much more severe than rewards for making significant amounts of money.

Even institutions with assumedly infinite institutional lives (i.e., very long time horizons where short-term drawdowns matter little to long-term outcomes) are managed by people whose careers are much shorter and tenure at any given institution even shorter still. Professionals' skills are assessed on very short-term

4  Source: Bloomberg. Returns 5/31/10 — 5/31/20.

Miller Opportunity Trust 2020 Semi-Annual Report

Miller Opportunity Trust manager commentary (unaudited) (cont'd)

performance — annually and many times even quarterly or monthly! As a result, it's very difficult to ignore the risk of short-term drawdowns.

At the individual level, losses inflict great pain. It's now widely known the pain of losses feels 2x as strong as the pleasure from gains. A great new book, The Power of Bad by John Tierney and Roy Baumeister, details just how pervasive this phenomenon is — there are literally no exceptions to the rule, from finances to marital experiences: Negative things HURT much more than positive things feel good. There's good reason for this: our survival instinct. As they say in the book, "To survive, life has to win every day. Death has to win just once."

This applies to making money as well: You only need to be wiped out once to impair your long-term wealth. The human brain is wired to react quickly to protect against threats, but these circuits sacrifice accuracy for speed. Much better to run from a squirrel in the bushes than to investigate and find a lion. But in markets where typically the very fact that we perceive a risk means the risk is lower (because the market is pricing it in) means our natural instincts tend to be counterproductive.

To do well in markets over the long term, it's crucial to understand how our emotions and institutions can cause us to act sub-optimally because then we can take counteractive measures. This is why Buffett has said "a keen understanding of institutional and individual behavior" is one of the three key traits for long-term market success (the other two are emotional stability and independent thinking).

A third enduring feature of markets results from being complex systems driven by human behavior. Markets go to extremes due to persistent behaviors like fear and greed. Long market cycles arise from underlying economic drivers, but there's a powerful behavioral element that operates one level up. Together they dictate which investments do best. A new unknown opportunity offers excess returns attracts more interest and capital, and ultimately drives down the return opportunity. Mathematical models and convincing narratives built upon the past draw ever more interest but ultimately they don't reflect the future. Thus reward becomes risk. Understanding the powerful driving force of human behavior and where it can go wrong, leads to one of the few lasting ways to derive an edge against markets. This drives us to always try to identify why the market might be wrong on a given opportunity because it's mostly correct.

Diversity breakdowns increase the likelihood a security or market is mispriced. Going against the crowd can offer fertile hunting ground for profitable investments (but doing so blindly is perilous). Buying during extreme market weakness has a very strong history of success, but also produces significant pain (and fear) because you typically suffer immediate losses (no one can time the market bottom

Miller Opportunity Trust 2020 Semi-Annual Report

perfectly). Buying low and selling high seems simple, but it's not easy. We spend significant time learning about market dynamics, behavioral finance and where there might be opportunities.

Sir John Templeton's fabulous quote might capture this phenomenon better than anything: "Bull markets are born on pessimism, grow on skepticism, mature on optimism and die on euphoria." You hardly ever hear anyone bullish on TV during significant bear markets (except our own Bill Miller who went on CNBC near the lows to say that this was one of the great buying opportunities of his life), or for months, quarters and even years afterwards. Most people remained cautious for years after the financial crisis. Most remain nervous today. When you can't find anyone with a positive view that's a good thing! It means markets price in a dire, or at least muted, outlook. Predictions about how fundamentals will evolve are opinions, prices well off their highs are facts.

Market gains and losses result from how fundamentals develop relative to the expectations priced in. People spend nearly all their time focused on the former, while the latter merits equal attention. A great company can be a terrible investment if it's priced to achieve more than it's able to accomplish and a mediocre company can be a solid investment if expectations are low enough.

With one of the largest market caps ever, attained in the shortest time since its birth, Amazon could arguably be the best company that ever existed. If you invested in Amazon at the end of 1999 during the height of the tech bubble, you'd have done fabulously BUT it took almost 8 years just to make money and to outperform the index. Few likely held through that pain. Fundamentals were ultimately strong enough to offset very elevated beginning expectations. The same wasn't true for many other names priced for perfection at that time. Cisco and Intel, for instance, still haven't surpassed those highs. But at least they survived, unlike many. This is why we believe that Shopify, despite its great fundamentals, warrants much caution at over 2000x earnings!

Noise is another huge issue in markets and life. In today's 24-hour news cycle, social media frenzy and big data environment, it's a problem that only seems to be getting worse. Nobel Prize winner and one of the creators of behavioral finance, Daniel Kahneman, has said it's a bigger issue than the behavioral shortcomings he spent his career on. He's releasing a book on the topic in April 2021, which I'm eagerly awaiting. Until then, it's important to understand that most of what you see is noise, rather than signal. Anything that can help amplify the signal relative to the noise merits significant attention.

I've spent much more time than anticipated covering the core tenets of our investment philosophy. It's more important than ever to stick to your knitting and

Miller Opportunity Trust 2020 Semi-Annual Report

Miller Opportunity Trust manager commentary (unaudited) (cont'd)

remain disciplined during turbulent times like these. Now I will turn to the really good stuff, the portfolio.

We were active in the first quarter making changes in the market volatility. Typically, when prices swoon and volatility spikes, we aim to take advantage of extreme price movements to improve the risk-adjusted return in the portfolio. This time is no different. Over the 6-month period from January 1 to June 30, 2020, we added 11 names and sold 9 names. Most, but not all, of that activity took place during the extreme market movements in March. I will go into the thinking on a few of our more significant moves.

Early in the year before the market mayhem began, we added a sizeable Alphabet (Google) position and a tiny SmileDirectClub position and sold Alexion. We thought Google was attractively priced given its dominant competitive position, growth prospects and new management structure and incentives. We ramped this position quickly and fortunately, it was a relative outperformer in the decline. We also started a small position SmileDirectClub which had fallen from an initial public offering (IPO) price of $23 to $8 when we dug into the company in more detail. We found many things about the company interesting, but this new environment raised significant questions about its future so we eliminated it in the second quarter to fund other ideas. We chose to sell Alexion to fund these first quarter purchases. While it still looks like a great bargain at face value, we've owned it for three years without the investment working. When we did an exhaustive review of how to improve our process after 2011, one useful rule was to sell a name that hadn't worked after 2-3 years. The grandfather of value investing, Ben Graham, advocated this rule as well so we incorporated it into our process.

The one other significant action we took prior to the pandemic panic was exiting United Airlines. While we continued to view the airlines as attractive investments, we thought there was more upside in some other names so we exited. Sometimes it's better to be lucky than good and exiting one of our airlines right before the pandemic hit classifies as luck. United happened to fall more than our other airlines in the panic despite it having a better balance sheet than American so we swapped our American back into United at the depths of the decline.

We also took advantage of what we believed to be attractive prices in the following names (in order of position size at the end of the first quarter): Boeing, DXC Technology, Chemours, Canada Goose and Taylor Morrison. To fund these new ideas we mostly sold names that had fared better on a relative basis and had less upside, including CVS, Qualcomm (used to fund Boeing), and Micron. We also exited two mistakes: Eventbrite and Centennial Resource Development (which we rolled into Energy Transfer).

Miller Opportunity Trust 2020 Semi-Annual Report

Capital One is a company we've admired for a long time. Bill used to own it in the Value Trust. CEO and Founder Rich Fairbanks built an admirable technology-enabled franchise that started in credit cards and subsequently expanded broadly into other financial services. Superior technology is core to everything the company does (check out their great annual shareholder letter for details5). Since the IPO in 1994, Capital One has compounded capital at 11.1% per year6, vastly outperforming the S&P 500 Financial Index (7.6% per year) and the broad S&P 500 (9.9% per year), even in a challenging market for financials. The company ended 2019 with tangible book value per share of $84 and earned $11 per share. In the short-term, the recession will hit earnings. But the strong balance sheet ensures it can not only survive, but continue to invest in improving the business for the long term. We think the stock is quite attractive in the high $50s, where it trades for less than 70% of tangible book value, 5x trailing earnings (good "normalized level" off which it can grow) and a 2.8% dividend yield.

Workday is one the "software as a service" (SAAS) leaders. We looked at it last year as we did work to understand the space. At the time, we didn't think it offered enough upside but in the market selloff, it went from $200 to $107. While we didn't catch it at the lows, we bought it in the $150s where we thought it still offered 50% upside. For a name this kind of market loves, we thought this was quite attractive. Many of its peers had already recovered all of their lost ground but the market was worried about near-term weakness from customers pushing out tech projects. This created a great buying opportunity for us. Workday leads human resource management cloud solutions and is nicely growing its newer financial services offering. It has a sizeable total addressable market, especially relative to its current market cap and revenues. At 9x EV/Revs and 40x EV/EBITDA on next year's numbers, it's not cheap on the surface but we think it's reasonably priced for a leader with good growth prospects that should be able to compound capital for a long time.

Lastly, we bought Vroom on the IPO, which is a name we are excited about. It's a direct online used auto platform entirely focused on a great user experience. The total addressable market (TAM) is huge ($840B) and the industry has one of the lowest online penetration rates of any. Carvana has demonstrated just how successful a company can be pursuing a similar opportunity. We think there's plenty of room for two players. Vroom has a great management team that formerly grew Bookings.com to be the leader in the travel industry competing head-to-head with Expedia. Even after huge gains from the IPO price, Vroom still trades at a discount to Carvana and we believe it will be a long-term winner.

5  http://investor.capitalone.com/static-files/2f0f821a-0db0-4eab-9895-63013c4e59c2

6  Nov 1994 — 7/8/20

Miller Opportunity Trust 2020 Semi-Annual Report

Miller Opportunity Trust manager commentary (unaudited) (cont'd)

Overall, we think the portfolio remains attractively positioned. We have a nice mix of secularly advantaged companies that this current market loves, and hated classic value names with great recovery potential. While we've recovered most of the losses that presented such an excellent buying opportunity, we still calculate the securities in the portfolio to be worth almost 90% more than where they're trading now.

I want to note a couple final last points. First, we've mostly gotten inflows rather than outflows during this period which makes me so proud (my mom-self shining through). It's not easy to buy into a market that immediately slaps you in the face with a loss, but over the long term it can be the best way to build wealth. I think that buying here will serve investors well. Second, I feel lucky to work with Bill and the team here most days, but particularly during these challenging times. I truly believe there's no one who can navigate these markets better than Bill, and I'm fortunate to work with him and learn from him. Finally and most importantly, we are so grateful to have your continued trust and support. Thank you! We are working hard every day to ensure that we earn that trust and deliver the financial rewards that appear possible. Take care and stay well.

Samantha McLemore, CFA

The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Book value is the value at which an asset is carried on a balance sheet. The S&P 500® Financials Index comprises those companies included in the S&P 500 that are classified as members of the GICS® financials sector. EV/EBITDA is a ratio that compares a company's Enterprise Value (EV) to its Earnings Before Interest, Taxes, Depreciation & Amortization (EBITDA). The EV/EBITDA ratio is commonly used as a valuation metric to compare the relative value of different businesses.

The views expressed are those of the portfolio managers as of the date indicated, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed.

Discussions of individual securities are intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended and should not be relied upon as the basis for anyone to buy, sell or hold any security. Portfolio holdings and sector allocations may not be representative of the portfolio manager's current or future investment and are subject to change at

Miller Opportunity Trust 2020 Semi-Annual Report

any time. Please refer to the schedule of investments in this report for complete holdings information.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please see the Schedule of Investments for a complete list of the Fund's holdings.

Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Real estate investment trusts (REITs) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks, and risks associated with small and mid-cap investments. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Short selling is a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed-income securities falls. High yield bonds are subject to greater price volatility, illiquidity, and possibility of default. As a non-diversified Fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund's losses from events affecting a particular issuer. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

Miller Opportunity Trust 2020 Semi-Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percentage of total investments

†  The bar graph above represents the composition of the Fund's investment as of June 30, 2020 and December 31, 2019. The Fund is actively managed. As a result, the composition of the Fund's investments is subject to change at any time.

Miller Opportunity Trust 2020 Semi-Annual Report

Fund expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on January 1, 2020 and held for the six months ended June 30, 2020.

Actual Expenses

The table below titled "Based on total actual return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical Example for Comparison Purposes

The table below titled "Based on hypothetical actual return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Miller Opportunity Trust 2020 Semi-Annual Report

Fund expenses (unaudited) (cont'd)

Based on total actual return1

	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-9.98%	$1,000.00	$900.20	1.33%	$6.28
Class C	-10.32	1,000.00	896.80	2.08	9.80
Class FI	-10.02	1,000.00	899.80	1.40	6.60
Class R	-10.10	1,000.00	899.00	1.60	7.75
Class I	-9.88	1,000.00	901.20	1.07	5.07
Class IS	-9.87	1,000.00	901.30	0.99	4.68

Based on hypothetical actual return1

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,018.26	1.33%	$6.67
Class C	5.00	1,000.00	1,014.53	2.08	10.41
Class FI	5.00	1,000.00	1,017.92	1.40	7.01
Class R	5.00	1,000.00	1,016.91	1.60	8.02
Class I	5.00	1,000.00	1,019.53	1.07	5.38
Class IS	5.00	1,000.00	1,019.94	0.99	4.97

1  For the six months ended June 30, 2020.

2  Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value or does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge ("CSDC") with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class' respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

Miller Opportunity Trust 2020 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2020

Miller Opportunity Trust

Security	Shares	Value
Common Stocks — 106.6%
Communication Services — 9.5%
Interactive Media & Services — 7.9%
Alphabet Inc.	38,000	$53,885,900	*(a)
Facebook Inc., Class A Shares	270,000	61,308,900	*(a)
Total Interactive Media & Services		115,194,800
Media — 1.6%
Discovery Inc., Class A Shares	1,100,000	23,210,000	*
Total Communication Services		138,404,800
Consumer Discretionary — 36.8%
Household Durables — 6.5%
Lennar Corp., Class A Shares	725,000	44,674,500	(a)
Taylor Morrison Home Corp.	2,600,000	50,154,000	*
Total Household Durables		94,828,500
Internet & Direct Marketing Retail — 21.9%
Alibaba Group Holding Ltd. — ADR	233,000	50,258,100	*
Amazon.com Inc.	31,000	85,523,420	*(a)
Farfetch Ltd.	5,700,000	98,439,000	*(a)
Quotient Technology Inc.	5,000,000	36,600,000	*(b)
Stitch Fix Inc., Class A Shares	2,000,000	49,880,000	*
Total Internet & Direct Marketing Retail		320,700,520
Leisure Products — 2.6%
Peloton Interactive Inc.	650,000	37,550,500	*
Specialty Retail — 4.6%
RH	170,000	42,313,000	*(a)
Vroom Inc.	481,885	25,125,484	*
Total Specialty Retail		67,438,484
Textiles, Apparel & Luxury Goods — 1.2%
Canada Goose Holdings Inc.	750,000	17,377,500	*
Total Consumer Discretionary		537,895,504
Consumer Staples — 3.8%
Personal Products — 3.8%
Medifast Inc.	400,000	55,508,000
Total Consumer Staples		55,508,000
Energy — 2.1%
Oil, Gas & Consumable Fuels — 2.1%
Energy Transfer LP	4,300,000	30,616,000
Total Energy		30,616,000

Miller Opportunity Trust 2020 Semi-Annual Report

Schedule of Investments (unaudited) (cont'd)

June 30, 2020

Miller Opportunity Trust

Security	Shares	Value
Financials — 13.9%
Banks — 7.1%
Bank of America Corp.	1,700,000	$40,375,000
Citigroup Inc.	600,000	30,660,000	(a)
JPMorgan Chase & Co.	350,000	32,921,000
Total Banks		103,956,000
Consumer Finance — 4.1%
Capital One Financial Corp.	300,000	18,777,000
OneMain Holdings Inc.	1,700,000	41,718,000	(a)
Total Consumer Finance		60,495,000
Insurance — 2.7%
Brighthouse Financial Inc.	700,000	19,474,000	*
Genworth Financial Inc., Class A Shares	8,700,000	20,097,000	*(a)
Total Insurance		39,571,000
Total Financials		204,022,000
Health Care — 18.4%
Biotechnology — 7.0%
Flexion Therapeutics Inc.	3,200,000	42,080,000	*(b)
Precigen Inc.	5,900,000	29,441,000	*
ZIOPHARM Oncology Inc.	9,600,000	31,488,000	*(b)
Total Biotechnology		103,009,000
Health Care Providers & Services — 2.3%
Tivity Health Inc.	2,900,000	32,857,000	*(b)
Pharmaceuticals — 9.1%
Bausch Health Cos Inc.	2,400,000	43,896,000	*(a)
Endo International PLC	6,700,000	22,981,000	*
Teva Pharmaceutical Industries Ltd. — ADR	5,400,000	66,582,000	*
Total Pharmaceuticals		133,459,000
Total Health Care		269,325,000
Industrials — 11.9%
Aerospace & Defense — 2.3%
Boeing Co/The	180,000	32,994,000	*
Airlines — 4.4%
Delta Air Lines Inc.	1,200,000	33,660,000	*(a)
United Continental Holdings Inc.	900,000	31,149,000	*(a)
Total Airlines		64,809,000
Commercial Services & Supplies — 5.2%
ADT Inc.	9,500,000	75,810,000	(a)
Total Industrials		173,613,000
Information Technology — 8.0%
IT Services — 3.0%
DXC Technology Co.	2,700,000	44,550,000	*

Miller Opportunity Trust 2020 Semi-Annual Report

Miller Opportunity Trust

Security			Shares	Value
Semiconductors & Semiconductor Equipment — 2.5%
NXP Semiconductors NV			320,000	$36,492,800
Software — 2.5%
GTY Technology Holdings Inc.			1,500,000	6,247,500	*
Workday Inc.			160,000	29,977,600	*
Total Software				36,225,100
Total Information Technology				117,267,900
Materials — 2.2%
Chemicals — 2.2%
Chemours Co/The			2,100,000	32,235,000
Total Materials				32,235,000
Total Common Stocks (Cost — $1,547,569,891)				1,558,887,204
Investment Fund — 0.7%
Pangaea One, LP			1	9,905,920	(b)(c)(d)
Total Investment Fund (Cost — $33,975,945)				9,905,920
	Expiration Date	Exercise Price
Warrants — 0.2%
GTY Technology Holdings Inc.	Feb. 19, 2024	$11.50	482,500	159,225	*
ZIOPHARM Oncology Inc.	Jul. 26, 2024	7.00	3,787,879	3,446,970	*(b)(c)(d)
Total Warrants (Cost — $1,678,957)				3,606,195
Total Investments — 107.5% (Cost — $1,583,224,793)				1,572,399,319
Liabilities in Excess of Other Assets — (7.5)%				(109,805,830)
Total Net Assets — 100.0%				$1,462,593,489

ADR — American Depositary Receipt

*  Non-income producing security.

(a)  All or a portion of this security is pledged as collateral pursuant to the loan agreement.

(b)  In this instance, as defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At June 30, 2020, the total cost of investments in Affiliated Companies was $238,689,924 and the market value was $156,377,890. (See Note 8).

(c)  Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 2).

(d)  Restricted security (See Note 9).

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley International, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2020 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2020

Assets:
Investments in unaffiliated securities, at value (Cost $1,344,534,869)	$1,416,021,429
Investments in affiliated securities, at value (Cost $238,689,924)	156,377,890
Cash	4,660,787
Receivable for securities sold	17,790,515
Receivable for Fund shares sold	1,718,010
Dividends and interest receivable	906,637
Prepaid expenses	61,893
Total Assets	1,597,537,161
Liabilities:
Line of credit payable (Note 6)	130,000,000
Payable for Fund shares repurchased	2,675,142
Investment management fee payable	934,992
Distribution and service fees payable	688,100
Interest payable	101,385
Accrued other expenses	544,053
Total Liabilities	134,943,672
Total Net Assets	$1,462,593,489
Net Assets:
Paid-in capital	$1,713,258,031
Total accumulated loss	(250,664,542)
Total Net Assets	$1,462,593,489

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2020 Semi-Annual Report

Net Assets:
Class A	$612,494,727
Class C	$160,394,798
Class FI	$10,548,510
Class R	$5,463,729
Class I	$673,204,444
Class IS	$487,281
Shares Outstanding:
Class A	23,585,064
Class C	6,664,407
Class FI	394,220
Class R	210,995
Class I	23,732,619
Class IS	17,149
Net Asset Value:
Class A (and redemption price)	$25.97
Class C (redemption price* and offering price per share)	$24.07
Class FI (redemption price and offering price per share)	$26.76
Class R (redemption price and offering price per share)	$25.90
Class I (redemption price and offering price per share)	$28.37
Class IS (redemption price and offering price per share)	$28.41
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$27.55

* Redemption price per share of Class C shares is NAV reduced by a 1.00% CDSC if shares are redeemed within one year of purchase (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2020 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2020

Investment Income:
Dividends from unaffiliated investments (Net of foreign tax of $39,375)	$3,498,189
Dividends from affiliated investments	177,029
Total Investment Income	3,675,218
Expenses:
Investment management fee (Note 3)	5,247,002
Distribution fees (Note 5)	1,560,316
Interest expense (Note 6)	971,330
Shareholder servicing fee (Note 5)	454,768
Administration and fund accounting fees (Note 3)	365,936
Transfer agent expenses (Note 3)	176,694
Registration fees	60,333
Shareholder reports	47,430
Custody fees (Note 3)	46,464
Legal fees	11,535
Audit and tax fees	10,257
Insurance	7,581
Compliance fees (Note 3)	6,504
Trustees' fees (Note 3)	5,357
Miscellaneous expenses	3,685
Total Expenses	8,975,192
Less: Fee waivers and/or expense reimbursement (Note 3)	(65,616)
Net Expenses	8,909,576
Net Investment Income	(5,234,358)
Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net Realized Gain (Loss) From:
Investments in unaffiliated securities	(126,543,349)
Investments in affiliated securities	(3,274,662)
Net Realized Loss	(129,818,011)
Net Change in Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	28,013,311
Investments in affiliated securities	(70,955,754)
Net Change in Unrealized Appreciation (Depreciation)	(42,942,443)
Net Loss on Investments	(172,760,454)
Decrease in Net Assets from Operations	$(177,994,812)

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2020 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2020 (unaudited) and the Year Ended December 31, 2019	2020	2019
Operations:
Net investment loss	$(5,234,358)	$(5,584,331)
Net realized loss	(129,818,011)	(52,466,487)
Change in unrealized appreciation (depreciation)	(42,942,443)	491,729,797
Increase (Decrease) in Net Assets from Operations	(177,994,812)	433,678,979
Fund Share Transactions (Note 7):
Net proceeds from sale of shares	192,975,846	611,530,990
Cost of shares repurchased	(232,344,529)	(683,295,174)
Increase (Decrease) in Net Assets from Fund Share Transactions	(39,368,683)	(71,764,184)
Increase (Decrease) in Net Assets	(217,363,495)	361,914,795
Net Assets:
Beginning of period	1,679,956,984	1,318,042,189
End of period	$1,462,593,489	$1,679,956,984

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2020 Semi-Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended December 31:

Class A Shares	2020*	2019	2018	2017	2016	2015
Net asset value, beginning of year	$28.85	$21.54	$23.88	$18.96	$19.01	$18.92
Income (loss) from operations:
Net investment income (loss)[1]	(0.09)	0.00[2]	(0.13)	(0.14)	(0.09)	(0.10)
Net realized and unrealized gain (loss)	(2.79)	7.31	(2.21)	5.06	0.04[3]	0.19
Total income (loss) from operations	(2.88)	7.31	(2.34)	4.92	(0.05)	0.09
Net asset value, end of year	$25.97	$28.85	$21.54	$23.88	$18.96	$19.01
Total return[4]	-9.98%	33.94%[5]	-9.80%[5]	25.95%	-0.26%[5]	0.48%[5]
Net assets, end of year (000s)	$612,495	$705,372	$221,842	$266,560	$216,974	$249,577
Ratios to average net assets:
Gross expenses[6]	1.33%[9]	1.47%	1.39%	1.34%	1.31%	1.19%
Net expenses[6]	1.33[7,9]	1.47[7]	1.39[7]	1.34[7]	1.31	1.19
Net investment income (loss)	(0.79)[9]	0.02	(0.49)	(0.64)	(0.52)	(0.47)
Portfolio turnover rate	28%[10]	35%	30%	120%	85%[8]	16%

*  For the six months ended June 30, 2020 (unaudited).

1  Per share amounts have been calculated using the average shares method.

2  Amount is less than $0.01 per share.

3  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

4  Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 33.89%, -9.84% and -0.37% and 0.42% for the years ended December 31, 2019, 2018, 2016 and 2015, respectively.

6  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

7  Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2021, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 1.20% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.14% for the period ended June 30, 2020 and 0.28%, 0.21% and 0.16% for the years ended December 31, 2019, 2018 and 2017, respectively. Excluding interest, the expense ratios were 1.19% for the six months ended June 30, 2020, 1.19%, 1.18% and 1.18% for the years ended December 31, 2019, 2018 and 2017, respectively (See Note 3).

8  Excludes securities delivered as a result of a redemption in-kind.

9  Annualized

10  Not annualized

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2020 Semi-Annual Report

For a share of beneficial interest outstanding throughout each year ended December 31:

Class C Shares	2020*	2019	2018	2017	2016	2015
Net asset value, beginning of year	$26.84	$20.19	$22.55	$18.04	$18.23	$18.27
Income (loss) from operations:
Net investment loss[1]	(0.17)	(0.29)	(0.30)	(0.29)	(0.21)	(0.23)
Net realized and unrealized gain (loss)	(2.60)	6.94	(2.06)	4.80	0.02[2]	0.19
Total income (loss) from operations	(2.77)	6.65	(2.36)	4.51	(0.19)	(0.04)
Net asset value, end of year	$24.07	$26.84	$20.19	$22.55	$18.04	$18.23
Total return[3]	-10.32%	32.94%[4]	-10.47%[4]	25.00%	-1.04%[4]	-0.22%[4]
Net assets, end of year (000s)	$160,395	$216,364	$559,251	$694,001	$657,038	$864,654
Ratios to average net assets:
Gross expenses[5]	2.08%[8]	2.22%	2.13%	2.11%	2.09%	1.95%
Net expenses[5]	2.08[6,8]	2.22[6]	2.13[6]	2.11[6]	2.09	1.95
Net investment loss	(1.55)[8]	(1.25)	(1.24)	(1.42)	(1.30)	(1.21)
Portfolio turnover rate	28%[9]	35%	30%	120%	85%[7]	16%

*  For the six months ended June 30, 2020 (unaudited).

1  Per share amounts have been calculated using the average shares method.

2  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

3  Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 32.69%, -10.51%, -1.15% and -0.27% for the years ended December 31, 2019, 2018, 2016 and 2015, respectively.

5  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

6  Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2021, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 1.97% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.14% for the period ended June 30, 2020 and 0.28%, 0.21% and 0.16% for the years ended December 31, 2019, 2018 and 2017, respectively. Excluding interest, the expense ratios were 1.94% for the six months ended June 30, 2020, 1.94%, 1.92% and 1.95% for the years ended December 31, 2019, 2018 and 2017, respectively (See Note 3).

7  Excludes securities delivered as a result of a redemption in-kind.

8  Annualized

9  Not annualized

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2020 Semi-Annual Report

Financial highlights (cont'd)

For a share of beneficial interest outstanding throughout each year ended December 31:

Class FI Shares	2020*	2019	2018	2017	2016	2015
Net asset value, beginning of year	$29.74	$22.22	$24.64	$19.57	$19.62	$19.54
Income (loss) from operations:
Net investment income (loss)[1]	(0.11)	(0.09)	(0.14)	(0.16)	(0.10)	(0.10)
Net realized and unrealized gain (loss)	(2.87)	7.61	(2.28)	5.23	0.05[2]	0.18
Total income (loss) from operations	(2.98)	7.52	(2.42)	5.07	(0.05)	0.08
Net asset value, end of year	$26.76	$29.74	$22.22	$24.64	$19.57	$19.62
Total return[3]	-10.02%	33.84%[4]	-9.82%[4]	25.91%	-0.25%[4]	0.41%[4]
Net assets, end of year (000s)	$10,549	$14,026	$13,278	$24,394	$22,474	$43,464
Ratios to average net assets:
Gross expenses[5]	1.40%[8]	1.53%	1.41%	1.39%	1.35%	1.22%
Net expenses[5]	1.40[6,8]	1.53[6]	1.41[6]	1.39[6]	1.35	1.22
Net investment loss	(0.91)[8]	(0.34)	(0.53)	(0.70)	(0.56)	(0.47)
Portfolio turnover rate	28%[9]	35%	30%	120%	85%[7]	16%

*  For the six months ended June 30, 2020 (unaudited).

1  Per share amounts have been calculated using the average shares method.

2  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

3  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 33.71%, -9.90%, -0.36% and 0.36% for the years ended December 31, 2019, 2018, 2016 and 2015, respectively.

5  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

6  Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2021, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 1.26% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.14% for the period ended June 30, 2020 and 0.28%, 0.21% and 0.16% for the years ended December 31, 2019, 2018 and 2017, respectively. Excluding interest, the expense ratios were 1.26% for the six months ended June 30, 2020, 1.25%, 1.20% and 1.23% for the years ended December 31, 2019, 2018 and 2017, respectively (See Note 3).

7  Excludes securities delivered as a result of a redemption in-kind.

8  Annualized

9  Not annualized

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2020 Semi-Annual Report

For a share of beneficial interest outstanding throughout each year ended December 31:

Class R Shares	2020*	2019	2018	2017	2016	2015
Net asset value, beginning of year	$28.81	$21.57	$23.98	$19.10	$19.21	$19.18
Income (loss) from operations:
Net investment loss[1]	(0.13)	(0.14)	(0.21)	(0.21)	(0.15)	(0.16)
Net realized and unrealized gain (loss)	(2.78)	7.38	(2.20)	5.09	0.04[2]	0.19
Total income (loss) from operations	(2.91)	7.24	(2.41)	4.88	(0.11)	0.03
Net asset value, end of year	$25.90	$28.81	$21.57	$23.98	$19.10	$19.21
Total return[3]	-10.10%	33.57%[4]	-10.05%[4]	25.55%	-0.57%[4]	0.16%[4]
Net assets, end of year (000s)	$5,464	$7,122	$5,778	$8,367	$7,708	$7,864
Ratios to average net assets:
Gross expenses[5]	1.60%[8]	1.76%	1.67%	1.66%	1.66%	1.52%
Net expenses[5]	1.60[6,8]	1.76[6]	1.67[6]	1.66[6]	1.66	1.52
Net investment loss	(1.08)[8]	(0.54)	(0.79)	(0.97)	(0.86)	(0.80)
Portfolio turnover rate	28%[9]	35%	30%	120%	85%[7]	16%

*  For the six months ended June 30, 2020 (unaudited).

1  Per share amounts have been calculated using the average shares method.

2  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

3  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 33.43%, -10.13%, -0.68% and 0.10% for the years ended December 31, 2019, 2018, 2016 and 2015, respectively.

5  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

6  Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2021, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 1.55% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.14% for the period ended June 30, 2020 and 0.28%, 0.21% and 0.16% for the years ended December 31, 2019, 2018 and 2017, respectively. Excluding interest, the expense ratios were 1.46% for the six months ended June 30, 2020, 1.48%, 1.46% and 1.50% for the years ended December 31, 2019, 2018 and 2017, respectively (See Note 3).

7  Excludes securities delivered as a result of a redemption in-kind.

8  Annualized

9  Not annualized

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2020 Semi-Annual Report

Financial highlights (cont'd)

For a share of beneficial interest outstanding throughout each year ended December 31:

Class I Shares	2020*	2019	2018	2017	2016	2015
Net asset value, beginning of year	$31.48	$23.44	$25.91	$20.53	$20.51	$20.36
Income (loss) from operations:
Net investment income (loss)[1]	(0.07)	0.01	(0.07)	(0.09)	(0.06)	(0.05)
Net realized and unrealized gain (loss)	(3.04)	8.03	(2.40)	5.47	0.08[2]	0.20
Total income (loss) from operations	(3.11)	8.04	(2.47)	5.38	0.02	0.15
Net asset value, end of year	$28.37	$31.48	$23.44	$25.91	$20.53	$20.51
Total return[3]	-9.88%	34.30%[4]	-9.53%[4]	26.21%	0.10%[4]	0.74%[4]
Net assets, end of year (000s)	$673,204	$736,467	$517,820	$480,451	$388,872	$1,081,646
Ratios to average net assets:
Gross expenses[5]	1.09%[8]	1.23%	1.15%	1.12%	1.05%	0.94%
Net expenses[5]	1.07[6,8]	1.21[6]	1.14[6]	1.09[6]	1.05	0.94
Net investment income (loss)	(0.53)[8]	0.02	(0.23)	(0.39)	(0.30)	(0.21)
Portfolio turnover rate	28%[9]	35%	30%	120%	85%[7]	16%

*  For the six months ended June 30, 2020 (unaudited).

1  Per share amounts have been calculated using the average shares method.

2  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

3  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 34.17%, -9.61%, -0.05% and 0.69% for the years ended December 31, 2019, 2018, 2016 and 2015, respectively.

5  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

6  Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2021, so that such annual operating expenses will not exceed 0.88%. Separately, the Adviser has agreed to waive fees and/or reimburse operating expenses such that the previously described annual operating expenses, plus intermediary servicing fees and other class-specific expenses, will not exceed 0.93% for Class I. Interest expenses were 0.14% for the period ended June 30, 2020 and 0.28%, 0.21% and 0.16% for the years ended December 31, 2019, 2018 and 2017, respectively. Excluding interest, the net expense ratios were 0.93% for the six months ended June 30, 2020 and 0.93% for the years ended December 31, 2019, 2018 and 2017 (See Note 3).

7  Excludes securities delivered as a result of a redemption in-kind.

8  Annualized

9  Not annualized

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2020 Semi-Annual Report

For a share of beneficial interest outstanding throughout each period ended December 31:

Class IS Shares	2020*	2019	2018**
Net asset value, beginning of period	$31.52	$23.44	$32.06
Income (loss) from operations:
Net investment income[1]	(0.06)	0.23	0.01
Net realized and unrealized gain (loss)	(3.05)	7.85	(8.63)
Total gain (loss) from operations	(3.11)	8.08	(8.62)
Net asset value, end of period	$28.41	$31.52	$23.44
Total return[2]	-9.87%	34.47%	-26.89%
Net assets, end of period (000s)	$487	$605	$73
Ratios to average net assets:
Gross expenses[3]	1.02%[5]	1.13%	1.09%[5]
Net expenses[3]	0.99[4,5]	1.09[4]	1.05[4,5]
Net investment income	(0.45)[5]	0.81	0.09[5]
Portfolio turnover rate	28%[5]	35%	30%[6]

*  For the six months ended June 30, 2020 (unaudited).

**  Commenced operations on August 22, 2018.

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

3  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

4  Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2021, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 0.83% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.14% for the period ended June 30, 2020 and 0.26% for the year ended December 31, 2019 and 0.22% (annualized) for the period ended December 31, 2018. Excluding interest, the net expense ratios were 0.85% for the six months ended June 30, 2020 and 0.83% for the year ended December 31, 2019 and period ended December 31, 2018 (see Note 3).

5  Annualized.

6  Portfolio turnover rate reported is for the fiscal year of the Fund.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2020 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization

Miller Opportunity Trust (the "Fund") is a separate non-diversified investment series of the Trust for Advised Portfolios (the "Trust"), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund converted to the Trust on February 24, 2017, and was previously organized in the Legg Mason Investment Trust as the Legg Mason Opportunity Trust (the "Predecessor Fund"). The Fund seeks to provide long-term growth of capital.

2. Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") for investment companies. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Topic 946. The presentation of financial statement in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

(a) Investment valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices quoted. Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. These investments are categorized as Level 1 of the fair value hierarchy. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Long-term fixed income securities are valued using prices provided by an independent pricing service approved by the Board. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by Miller Value Partners, LLC (the

Miller Opportunity Trust 2020 Semi-Annual Report

"Adviser") under procedures established by and under the general supervision and responsibility of the Board.

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized into three broad levels and described below:

•  Level 1 — quoted prices in active markets for identical investments. An active market for a security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.). Other inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•  Level 3 — significant unobservable inputs, including the Fund's own assumptions in determining fair value of investments.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the fair values of the Fund's consolidated investments in each category investment type as of June 30, 2020:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments*
Common Stocks	$1,558,887,204	$—	$—	$1,558,887,204
Investment Fund	—	—	9,905,920	9,905,920
Warrant	159,225	—	3,446,970	3,606,195
Total Investments	$1,559,046,429	$—	$13,352,890	$1,572,399,319

* See Schedule of Investments for additional detailed categorizations.

Miller Opportunity Trust 2020 Semi-Annual Report

Notes to financial statements (unaudited) (cont'd)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Investment Fund	Warrant
Balance at December 31, 2019	$14,104,024	$6,032,197
Realized gain (loss)	(178,907)[1]	—
Sales/Partnership distributions	178,907	—
Change in unrealized appreciation (depreciation)[2]	(4,198,104)	(2,585,227)
Balance at June 30, 2020	$9,905,920	$3,446,970
Change in unrealized appreciation (depreciation) for Level 3 securities held at June 30, 2020	$(4,198,104)	$(2,585,227)

1  This amount is included in net realized gain (loss) from investment transactions in affiliates in the accompanying Statement of Operations.

2  This amount is included in the change in net unrealized appreciation (depreciation) in affiliates in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

The following table summarizes the valuation techniques and unobservable inputs used to determine the fair value of Level 3 investments:

	Value at June 30, 2020	Valuation Technique(s)	Unobservable Input(s)	Range / Weighted Average	Impact to Valuation from an Increase in Input*
Limited Partnership Interests	$9,905,920	NAV of Limited Partnership Interest	Liquidity Discount	17%	Decrease
Warrant	$3,446,970	Black-Scholes Model	Liquidity Discount	35%	Decrease

*  This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased options expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is

Miller Opportunity Trust 2020 Semi-Annual Report

added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

(d) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

(e) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f) Indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(g) Federal and other taxes. It is the Fund's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund's financial statements.

Management has analyzed the Fund's tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2020, no provision for income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are

Miller Opportunity Trust 2020 Semi-Annual Report

Notes to financial statements (unaudited) (cont'd)

subject to examination by the Internal Revenue Service and state departments of revenue. As of June 30, 2020, open tax years for the Fund include the tax years ended December 31, 2017, December 31, 2018 and December 31, 2019.

The Fund was notified in 2017 of a tax lien filed by the Internal Revenue Service related to a previous holding. No liability for the lien has been recorded as it is currently under appeal. If the appeal is unsuccessful, the Fund has also received indemnification from previous management for any tax, penalties, or interest related to the matter.

The Fund holds interests in certain securities that are treated as partnerships for Federal income tax purposes. These entities may be subject to audit by the Internal Revenue Service or other applicable tax authorities. The Fund's taxable income or tax liability for prior taxable years could be adjusted as a result of such an audit. The Fund may be required to pay a fund-level tax as a result of such an adjustment or may pay a "deficiency dividend" to its current shareholders in order to avoid a fund-level tax associated with the adjustment. The Fund could also be required to pay interest and penalties in connection with such an adjustment. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

3. Investment management agreement and other transactions with affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $100.0 million	1.000%
Next $2.5 billion	0.750
Next $2.5 billion	0.700
Next $2.5 billion	0.675
Over $7.6 billion	0.650

Effective April 30 2020, the Adviser has contractually agreed to reduce fees and pay expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short

Miller Opportunity Trust 2020 Semi-Annual Report

sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2021, so that such annual operating expenses will not exceed 0.88%. Separately, with respect to Class I only, the Adviser has agreed to waive fees and/or reimburse operating expenses such that the previously described annual operating expenses, plus intermediary servicing fees and other class-specific expenses, will not exceed 0.93%. These arrangements cannot be terminated prior to May 1, 2021 without the Board of Trustees' consent.

Prior to April 30, 2020, the limit on annual operating expenses was established at a class level and inclusive of 12b-1 fees and shareholder servicing fees and did not exceed the class levels set forth below. The Predecessor Fund did not have expense limitations.

Class A	Class C	Class FI	Class R	Class I	Class IS
1.20%	1.97%	1.26%	1.55%	0.93%	0.83%

The Adviser is permitted to recapture amounts waived and/or reimbursed to a class within 36 months of the reimbursement date if the class's total annual operating expenses have fallen to a level below the expense limitation ("expense cap") in effect at the time the fees were earned or the expenses incurred. In no case will the Adviser recapture any amount that would result, on any particular business day of the Fund, in the class's total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at June 30, 2020, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by the Adviser and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class R	Class I	Class IS
Expires December 31, 2020	$—	$—	$—	$—	$158,152	$—
Expires December 31, 2021	—	—	—	—	60,942	14
Expires December 31, 2022	—	—	—	—	150,152	73
Expires June 30, 2023	—	—	—	—	65,542	74
Total	$—	$—	$—	$—	$434,788	$161

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Fund Services") serves as the Fund's administrator & fund accountant and transfer agent. The officers of the Trust are employees of Fund Services. U.S Bank, N.A. serves as the Fund's custodian. Quasar Distributors, LLC ("Quasar"), serves as the Fund's distributor and principal underwriter. For the period ended June 30, 2020, the Fund incurred the

Miller Opportunity Trust 2020 Semi-Annual Report

Notes to financial statements (unaudited) (cont'd)

following expenses for administration & fund accounting, transfer agent, custody and compliance fees:

Administration & fund accounting	$365,936
Transfer agent	$176,694
Custody	$46,464
Compliance	$6,504

At June 30, 2020, the Fund had payables due to Fund Services for administration & fund accounting, transfer agent, custody and compliance fees in the following amounts:

Administration & fund accounting	$165,707
Transfer agent	$90,986
Custody	$23,842
Compliance	$3,209

The above payable amounts are included in Accrued other expenses in the Statement of assets and liabilities.

The Independent Trustees were paid $5,357 for their services and reimbursement of travel expenses during the period ended June 30, 2020. The Fund pays no compensation to the Interested Trustee or officers of the Trust.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, the Fund's Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applied to those purchases of Class A shares in excess of $1,000,000 and the initial sales charge is waived. These purchases do not incur an initial sales charge.

For the period ended June 30, 2020, Quasar did not retain sales charges on sales of Class A shares. In addition, for the period ended June 30, 2020, CDSCs paid to Quasar for Class C shares totaled $1,639.

4. Investments

During the period ended June 30, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$417,382,440
Sales	$442,473,825

Miller Opportunity Trust 2020 Semi-Annual Report

5. Class specific expenses

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively.

The Fund also has arrangements with various parties to provide ongoing sub-transfer agent services for each share class. Service and/or distribution fees and sub-transfer agent fees are accrued daily and paid monthly or quarterly.

For the period ended June 30, 2020, class specific expenses were as follows:

	Distribution Fees	Shareholder Servicing Fees
Class A	$717,791	$170,098
Class C	815,857	48,303
Class FI	13,288	6,823
Class R	13,380	2,154
Class I	—	227,390
Class IS	—	—
Total	$1,560,316	$454,768

6. Lines of Credit

The Fund may borrow for investment purposes, also known as "leveraging" from a $150,000,000 line of credit ("Leveraging Credit Agreement") with the Bank of Nova Scotia. This Leveraging Credit Agreement renews daily for a 180-day term unless notice to the contrary is given to the Fund. Leverage is the ability to earn a return on a capital base that is larger than the Fund's net assets. Use of leverage can magnify the effects of changes in the value of the Fund's investments and makes such investments more volatile. Leveraging could cause investors to lose more money in adverse environments. The Fund pays a monthly commitment fee at an annual rate of 0.10% on the unutilized portion of the Leveraging Credit Agreement. However, the commitment fee will be waived when 50% of the line of credit is drawn. The interest on the borrowings under this Leveraging Credit Agreement is calculated at variable rates based on the prevailing LIBOR rate plus a spread. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund's custodian on behalf of the Bank of Nova Scotia. The Fund's Leveraging Credit Agreement

Miller Opportunity Trust 2020 Semi-Annual Report

Notes to financial statements (unaudited) (cont'd)

contains customary covenants that, among other things, may limit the Fund's ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Leveraging Credit Agreement may be subject to early termination under certain events and may contain other provisions that could limit the Fund's ability to utilize borrowing under the agreement.

The Fund also has access to a $50 million unsecured line of credit through an agreement with U.S. Bank. The Fund may temporarily draw on the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Prime Rate, to be paid monthly.

	Bank of Nova Scotia	U.S. Bank
Maximum available credit	$150,000,000	$50,000,000
Largest amount outstanding on an individual day	130,000,000	1,392,000
Average daily loan outstanding	121,401,099	644,333
Interest expense	970,777	553
Loan outstanding as of June 30, 2020	130,000,000	—
Average Interest rate	1.63%	3.42%

7. Shares of beneficial interest

At June 30, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with no par value. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,950,758	$45,518,297	17,488,313	$435,867,039
Shares repurchased*	(2,811,699)	(62,782,752)	(3,339,847)	(83,813,697)
Net increase (decrease)	(860,941)	$(17,264,455)	14,148,466	$352,053,342
Class C
Shares sold	391,387	$7,820,017	624,133	$14,592,677
Shares repurchased*	(1,787,963)	(39,859,795)	(20,260,857)	(470,840,420)
Net decrease	(1,396,576)	$(32,039,778)	(19,636,724)	$(456,247,743)

Miller Opportunity Trust 2020 Semi-Annual Report

	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class FI
Shares sold	43,612	$1,005,628	51,032	$1,326,535
Shares repurchased	(121,013)	(2,615,644)	(177,083)	(4,504,944)
Net decrease	(77,401)	$(1,610,016)	(126,051)	$(3,178,409)
Class R
Shares sold	8,221	$189,432	28,287	$714,716
Shares repurchased	(44,401)	(1,063,707)	(48,976)	(1,240,576)
Net decrease	(36,180)	$(874,275)	(20,689)	$(525,860)
Class I
Shares sold	5,957,403	$138,442,472	5,843,587	$158,562,138
Shares repurchased	(5,622,266)	(125,963,432)	(4,539,695)	(122,895,537)
Net increase	335,137	$12,479,040	1,303,892	$35,666,601
Class IS
Shares sold	—	$—	16,086	$467,885
Shares repurchased	(2,056)	(59,199)	—	—
Net increase (decrease)	(2,056)	$(59,199)	16,086	$467,885
Total decrease	(2,038,017)	$(39,368,683)	(4,315,020)	$(71,764,184)

*  15,917,032 Class C shares converted into 14,851,182 Class A shares, amounting to $367,433,871, during the year ended December 31, 2019. Class C shares of the Fund automatically convert to Class A shares after they have been held for 10 years

8. Transactions with affiliated companies

An "Affiliated Company", as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company's outstanding voting securities or partnership interests at any time during the period. The following transactions were effected in shares of such companies for the period ended June 30, 2020:

	Flexion Therapeutics Inc.	Pangaea One, LP	Quotient Technology Inc.[1]	Tivity Health Inc.[1]	ZIOPHARM Oncology Inc.	Total
Value at December 31, 2019	$60,030,000	$14,104,024	$49,300,000	$50,862,500	$53,232,197	$227,528,721
Purchases	4,875,000	—	—	3,578,090	—	8,453,090
Sales / Partnership Distributions	(4,085,603)	(178,907)	—	—	(1,108,995)	(5,373,505)
Change in Unrealized Gain (Loss)	(17,676,833)	(4,198,104)	(12,700,000)	(21,583,590)	(14,797,227)	(70,955,754)
Realized Gain (Loss) on Sales / Distributions	(1,062,564)	178,907	—	—	(2,391,005)	(3,247,662)
Value at June 30, 2020	$42,080,000	$9,905,920	$36,600,000	$32,857,000	$34,934,970	$156,377,890
Amortization, Dividend, Interest Income	$—	$177,029	$—	$—	$—	$177,029

Miller Opportunity Trust 2020 Semi-Annual Report

Notes to financial statements (unaudited) (cont'd)

9. Restricted securities

The following Fund investments are restricted as to resale and, in the absence of readily ascertainable market values, are valued in good faith in accordance with procedures approved by the Board of Trustees.

Security	Cost	Value at June 30, 2020	Percent of Net Assets	Open Commitments
Pangaea One, LP1	$33,975,945	$9,905,920	0.7%	$729,365[2]
Ziopharm Oncology Inc. (Warrant)[3]	$1,177,758	$3,446,970	0.2%	N/A

1  Acquisition dates were 5/08, 8/08, 10/08, 12/08, 2/09, 5/09, 8/09, 11/09, 3/10, 7/10, 1/11, 2/11, 4/11, 8/11, 10/11, 1/12,4/12, 5/12, 6/12, 8/12, 12/12, 5/13, 6/13, 9/13, 3/14, 8/14 and 10/14.

2  In the normal course of operations, the Fund makes commitments to invest in businesses. At June 30, 2020, the Fund had open commitment of $729,365.

3  Acquisition date was 7/26/19.

10. Income tax information and distributions to shareholders

The Fund did not make any distributions during the period ended June 30, 2020 and year ended December 31, 2019.

At December 31, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax cost of investments	$1,736,442,522
Unrealized appreciation	316,53,784
Unrealized depreciation	(274,681,108)
Net unrealized appreciation	$41,849,676
Capital loss carryover	(114,360,260)
Other book/tax temporary differences(a)	(159,146)
Total accumulated loss	$(72,669,730)

(a)  Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2019, the following reclassifications have been made:

	Total Accumulated Earnings (Loss)	Paid-in Capital
(a)	$6,785,690	$(6,785,690)

(a)  Reclassifications are due to the difference between the estimated and actual tax return of capital amount and book/tax differences in the treatment of net operating losses, partnership investments, passive foreign investment companies and expired capital loss carryforwards.

Miller Opportunity Trust 2020 Semi-Annual Report

At December 31, 2019, the Fund had capital loss carryforwards, which reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, the character of such capital loss carryforwards is as follows:

Not Subject to Expiration
Short-Term	Long-Term	Total
$17,609,800	$96,750,460	$114,360,260

11. Subsequent Events

Management has evaluated events and transactions that occurred subsequent to June 30, 2020 through the date the financial statements have been issued and has determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

12. COVID-19 Risk

The global outbreak of COVID-19 (commonly referred to as "coronavirus") has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds' investments, impair the Funds' ability to satisfy redemption requests, and negatively impact the Funds' performance.

13. New Accounting Pronouncements

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate ("LIBOR") quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to

Miller Opportunity Trust 2020 Semi-Annual Report

Notes to financial statements (unaudited) (cont'd)

modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU's adoption to the Funds' financial statements and various filings.

Miller Opportunity Trust 2020 Semi-Annual Report

Additional information (unaudited)

June 30, 2020

Proxy Voting Policies and Procedures

You may obtain a description of the Fund's proxy voting policy and voting records, without charge, upon request by contacting the Funds directly at 1-888-593-5110 or on the EDGAR Database on the SEC's website at www.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund's Form N-PX is available without charge by visiting the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC as an exhibit to its reports on Form N-PORT. The Fund's Form N-PORT reports are available without charge by visiting the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Statement Regarding Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program. The Fund's Board has designated a committee of the Adviser to serve as the administrator of the program. Personnel of the Adviser conducts the day-to-day operation of the program pursuant to policies and procedures administered by the committee.

Under the program, the committee manages the Fund's liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders' interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund's investments, limiting the amount of the Fund's illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The committee's process of determining the degree of liquidity of the Fund's investments is supported by one or more third-party liquidity assessment vendors.

The Fund's Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No liquidity events impacting the Fund were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing the Fund's liquidity risk.

Miller Opportunity Trust 2020 Semi-Annual Report

Privacy notice

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Miller Opportunity Trust 2020 Semi-Annual Report

Investment Adviser

Miller Value Partners, LLC
One South Street
Suite 2550
Baltimore, MD 21202

Distributor

Quasar Distributors, LLC
111 East Kilbourn Ave.
Suite 2200
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
Custody Operations
1555 North River Center Drive,
Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street,
3rd Floor
Philadelphia, PA 19103

Legal Counsel

Morgan, Lewis & Bockius, LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Miller Value Funds

888.593.5110
millervaluefunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	9/3/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	9/3/2020

By	/s/ Russell B. Simon
Russell B. Simon, Treasurer

Date	9/3/2020